EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Barbara T. Alexander

Barbara T. Alexander Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Dan W. Cook III

Dan W. Cook III Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Juan L. Elek

Juan L. Elek Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Timothy R. Eller

Timothy R. Eller Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Laurence E. Hirsch

Laurence E. Hirsch Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Clint W. Murchison

Clint W. Murchison, III Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Thomas J. Falk

Thomas J. Falk Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Frederic M. Poses

Frederic M. Poses Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ David W. Quinn

David W. Quinn Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Thomas M. Schoewe

Thomas M. Schoewe Director

EXHIBIT 24.1

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 250,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Paul T. Stoffel

Paul T. Stoffel Director